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                                                                    Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the 20th day of December, 1996 by and among ABLE TELCOM HOLDING CORP., a Florida corporation (the "Company") and the parties identified on Schedule I attached hereto (the "Investors").

      WHEREAS, the Company and the Investors have entered into that certain Series A Preferred Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"); and

      WHEREAS, the Company has agreed to provide certain registration rights to the Investors in connection with the sale of shares of Preferred Stock (as defined below) and Warrants (as defined below) delivered to the Investors pursuant to the Stock Purchase Agreement;

      Therefore, the parties hereto hereby agree as follows:

      (a) Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

      "Agreement" means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

      "Board" means the Board of Directors of the Company.

      "Business day" means any day on which the New York Stock Exchange and the commercial banks in Florida and New York are open for business.

      "Common Stock" means the Common Stock, $.001 par value per share, of the Company.

      "Commission" means the Securities and Exchange Commission.

      "Company" has the meaning assigned to it in the introductory paragraph of this Agreement.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Excluded Forms" has the meaning assigned to it in Section 3(a) of this Agreement.

      "Investors" has the meaning assigned to it in the introductory   paragraph
of this Agreement.

      "Other Shares" has the meaning assigned to it in Section 3(d) of this Agreement.

      "Person" includes any natural person, corporation, trust, association, company, partnership, joint venture and any other entity and any government, governmental agency, instrumentality or political subdivision.

      "Preferred Stock" means the shares of Series A Preferred Stock, $.10 par value per share, of the Company, issued to the Investors under the Stock Purchase Agreement, in the amounts set forth on Schedule 1 attached hereto.

      "Proposed Registration" has the meaning assigned to it in Section 3(a) of this Agreement.

      The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing in compliance with the Securities Act (as defined herein) a registration statement on any form other than any of the Excluded Forms, and the declaration or ordering of the effectiveness of such registration statement.


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      "Registrable  Stock" means (i) shares of Common Stock issuable pursuant to the conversion of Preferred Stock in accordance with the Company's Articles of Incorporation, as amended, (ii) any shares of Common Stock issued or issuable with respect to such shares of Common Stock upon any stock split, stock dividend, recapitalization or similar event, (iii) shares of Common Stock issuable upon exercise of the Warrants and (iv) any shares of Common Stock issued as stock dividends in connection with the Preferred Stock; provided, however, that shares of Common Stock issuable upon conversion of the Preferred Stock shall only be registrable pursuant to this Agreement if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such shares of Common Stock are removed upon the consummation of such sale and the seller and purchaser of such shares of Common Stock shall have received an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such shares of Common Stock in the
hands  of  the  purchaser  are  freely   transferable   without  restriction  or
registration under the Securities Act in any public or private transaction.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Warrant Stock" means those shares of Common Stock issuable under the Warrants.

      "Warrants" mean those warrants to purchase an aggregate of 200,000 shares of Common Stock delivered by the Company to the Investors under the Stock Purchase Agreement, of even date herewith, in the amounts set forth on Schedule 1 hereto.

      (b) Required Registration. The Company agrees that it will file a registration statement with the Commission for the registration of those shares of Common Stock issuable (i) upon the conversion of all of the outstanding shares of Preferred Stock and (ii) upon the exercise of the Warrants, and the Company will exercise its best efforts to cause such registration statement to become effective on or before ninety (90) days after the date on which the Company files its Form 10-K for the fiscal year ended October 31, 1996 with the Commission, but in no event later than May 14, 1997 (the "Target Effective Date").

            (i) If the registration statement is not effective by the Target Effective Date, the Company shall pay to the Investors the aggregate sum of $4,000 per day until the earlier to occur of (i) the effective date of the registration statement or (ii) the sixtieth day following the Target Effective Date. Said payment shall be made to the Investors on a pro rata basis, in amounts proportionate to the Investors' then relative ownership of the Preferred Stock and the Registrable Stock.

            (ii) If at any time after April 1, 1997 (x) the Company shall not have an effective a registration statement that includes all of the Registrable Stock, and (y) the Investors shall have exercised their mandatory redemption rights under the Articles of Amendment of the Company, of even date herewith, and, within fifteen (15) days of said exercise the Company shall not have delivered the redemption price thereunder: the Investors, thereafter and until all Registrable Stock has been registered and sold, holding at least 51% of the aggregate amount of Registrable Stock (assuming conversion of all Preferred Stock and exercise of all Warrants) not yet registered and sold (the "Demanding Investors") may make one demand (the "Demand") that the Company register under the Securities Act all or any portion of such Investors' Registrable Stock for sale in the manner specified in such Demand. Notwithstanding anything to the contrary contained herein, no request may be made under this subsection 2(b) within 120 days after the effective date of any registration statement filed by the Company covering an underwritten public offering in which the holders of Registrable Stock shall have been entitled to join pursuant to Section 3 hereof.

            (iii) Following receipt of any Demand under subsection 2(b), the Company shall (i) immediately notify all holders of Preferred Stock, Warrants or Registrable Stock from whom such request has been received, (ii) file a registration statement with respect to such Registrable Stock within ninety (90) days of such Demand and (iii) use its best efforts to achieve the effectiveness of such registration statement. If the holders initiating such Demand intend to distribute the Registrable Stock included in the Demand by means of an underwritten public offering, the underwriter will be selected by a majority in interest of such holders and shall be reasonably acceptable to the Company.


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            (iv) The Company  shall be  entitled to include in any  registration statement referred to in this Section 2 for sale, shares of Common Stock to be sold by the Company for its own account.

            (v) Notwithstanding the foregoing, if in their good faith judgment, the Investors or the managing underwriter of any registration statement referred to in this Section 2 determines and advises in writing that the inclusion in the underwritten public offering, of any issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Stock, Preferred Stock or Warrants ("Other Holders"), or Common Stock owned by the Company (such other shares hereinafter collectively referred to as the "Other Shares"), would materially interfere with the successful marketing of the Registrable Stock, then the number of shares to be included in such underwritten public offering shall be reduced in the following order: first, Other Shares owned by Other Holders; second, shares of Common Stock owned by the Company; and third, Registrable Stock pro rata in accordance with the number of shares requested to be registered by each holder thereof. In the event that all of the Demanding Investors' Registrable Stock is not included in any registration statement referred to in this Section 2, said registration statement shall not be deemed to have satisfied the Demand and the Investors shall be entitled to an additional Demand.

      (c)   Piggyback Registration.

            (i) Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for money either for its own account or on behalf of any other security holder ("Proposed Registration"), other than pursuant to a registration statement on any Excluded Form, the Company shall promptly give written notice of such Proposed Registration to all holders of Registrable Stock, Preferred Stock or Warrants and shall offer such holders the right to request inclusion of the shares of Registrable Stock in the Proposed Registration to the extent such shares are not already registered pursuant to an effective registration statement. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the holders as part of the written notice given pursuant to this Section 3(a).

            (ii) Each holder of Registrable Stock, Preferred Stock or Warrants shall have 30 days from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Common Stock such holder intends to sell and the holder's intended method of disposition.

            (iii)  In the  event  that the  offering  pursuant  to the  Proposed
Registration is to be an underwritten offering, the shares of Common Stock shall be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration. The right of any holder of Registrable Stock shall be conditioned upon such holder's participation in the underwriting and such holder's Registrable Stock shall be included in the underwriting to the extent provided herein. All holders of Registrable Stock, Preferred Stock or Warrants proposing to distribute their shares of Common Stock through such underwritten offering agree to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company and the other holders distributing the securities through such underwriting.

            (iv) Notwithstanding the foregoing, if in its good faith judgment, the managing underwriter of the Proposed Registration determines and advises in writing that the inclusion of all of the shares of Common Stock issued or issuable with respect to the Preferred Stock or Warrants proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Stock, Preferred Stock or Warrants, would materially interfere with the successful marketing of such securities, then the number of such shares to be included in such underwritten public offering shall be reduced in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration by all such shareholders at the time of filing such registration statement.

      (d) Preparation and Filing. If and whenever the Company undertakes to effect the registration of any Registrable Stock pursuant to this Agreement, the Company shall, as expeditiously as practicable:


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            (i) furnish to each holder of Registrable Stock, Preferred Stock and
Warrants, prior to the filing of a registration statement pertaining to any shares of Registrable Stock or any prospectus, amendment or supplement thereto, copies of each such registration statement as proposed to be filed, which documents will be subject to the reasonable review and comments of such holders (and their respective attorneys), and the Company will not file any such registration statement, any prospectus or any amendment or supplement thereto (or any other documents incorporated by reference) to which such holders shall reasonably object in writing;

            (ii) prepare and file with the Commission a registration statement under the Securities Act with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Sections 2 and 4(c) hereof;

            (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and do any and all other acts or things as may be necessary to keep such registration statement effective until the earlier of (i) the sale of all Registrable Stock covered thereby or (ii) the expiration of three (3) years from the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Registrable Stock covered by such registration statement;

            (iv) apply, prior to or concurrently with the filing of any such registration statement, to the Nasdaq National Market (or, if the Company is not listed on the Nasdaq National Market, any other principal securities market on which the Company's Common Stock is then listed) for the listing of the Registrable Stock being registered pursuant to such registration statement and use its best effort to obtain the listing of such stock;

            (v) use its best efforts to register or qualify the shares of Registrable Stock covered by such registration statement under or otherwise comply with the securities or blue sky laws of such jurisdictions as each holder whose shares of Registrable Stock are being registered pursuant to such registration statement shall reasonably request in writing from time to time and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such shares of Registrable Stock; provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;

            (vi) at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 4(b) hereof, notify each holder whose shares of Registrable Stock are being registered pursuant to such registration statement of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holder, as promptly as practicable prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (vii) if the Company has delivered preliminary or final prospectuses to the holders of Registrable Stock being registered pursuant to such registration statement, and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify such holders and, if requested, such holders shall immediately cease making offers of shares of Registrable Stock and return all prospectuses to the Company. The Company shall promptly provide such holders with revised prospectuses and, following receipt of the revised prospectuses, such holders shall be free to resume making offers of the shares of Registrable Stock;

            (viii)furnish, at the request of any holder of Registrable Stock being registered pursuant to such registration statement, on the date that such shares of Registrable Stock are delivered to the underwriters for sale in

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connection with a registration  pursuant to this  Agreement,  if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, such number of copies of any summary
prospectus  or  other  prospectus,   including  a  preliminary  prospectus,   in
conformity with the requirements of the Securities Act and such other documents as such holder may reasonably request in order to facilitate the public sale of such shares of Registrable Stock;

            i. give the holders of Registrable Stock being registered pursuant to such registration statement, and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), the opportunity to participate in the preparation of such registration statement and give each of them (provided such Inspectors agree not to use any information so obtained for any purpose other than preparation of the registration statement, except to the extent the holders would be entitled to receive such information without restriction as stockholders under applicable provisions of Florida law), such access to its and its subsidiaries' books, records and other documents, and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be appropriate, in the opinion of such holders' counsel, to enable them to exercise their due diligence responsibilities, if any, in connection with such registration statement;

            j. make generally available to its securities holders earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act;

            k. promptly notify each holder whose shares of Registrable Stock are being registered pursuant to such registration statement of the issuance or threatened issuance of any stop order or other order suspending the effectiveness of a registration statement or preventing or suspending the use of any preliminary prospectus, prospectus or prospectus supplement, use reasonable efforts to prevent the issuance of any such threatened stop order or other order, and, if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each holder of any such lifting or withdrawal;

            l. if requested by any holder of Registrable Shares, the Company will promptly incorporate in a prospectus supplement or post-effective amendment to a registration statement such information concerning such holder and such holder's intended method of distribution as such holder requests to be included therein (and which is not violative of an applicable law, rule or regulation, in the reasonable judgment of the Company, after consultation with its outside legal counsel), including, without limitation, with respect to any change in the intended method of distribution, the amount or kind of shares being offered by such holder, the offering price for such shares or any other terms of the offering or distribution of the shares, and the Company will make all required filings of such prospectus supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            m. cooperate with such holders, their respective legal counsel and any other interested party (including any interested broker-dealer) in making any filings or submissions required to be made, and the furnishing of all appropriate information in connection therewith, with the NASD;

            n. enter into an appropriate underwriting agreement if required in connection with the Investors' exercise of the Demand provided for in Section 2(b) hereof and take all actions required to be taken in accordance with such underwriting agreement;

            o. if, at any time after the effective date of a registration statement filed by the Company (other than on an Excluded Form), and while such registration statement is still in effect, additional shares of Common Stock are necessary to satisfy the Company's obligations to provide a sufficient number of shares of Conversion Stock or Warrant Stock under the Stock Purchase Agreement or the Warrants, respectively, and the number of shares of Common Stock initially registered pursuant to Section 2 hereof is inadequate for such purpose, the Company shall file one or more post-effective amendments to such effective registration statement, or such additional registration statements as may be required by applicable law, on a timely basis to register that number of additional shares of Common Stock that the Company reasonably believes is necessary to meet its obligations to the Investors; and

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            p. maintain the  effectiveness of any such  registration  statement, uninterrupted until the earlier of (i) the third (3rd) anniversary of the date of this Agreement, (ii) until all shares of Registrable Stock are freely tradeable under Rule 144(k) of the Securities Act, or (iii) all Preferred Stock shall have been converted and all Registrable Stock shall have been sold.

      (e) Expenses. The Company shall pay all expenses incurred by the Company in complying with Sections 2, 3 and 4 of this Agreement, including, without limitation, (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.),
(ii) fees and expenses of complying with securities and blue sky laws, (iii) printing expenses, (iv) fees and disbursements of Company's counsel and (v) fees and disbursements of counsel for the Investors up to a maximum of $15,000; provided, however, that all underwriting discounts and selling commissions applicable to the shares of Common Stock covered by registration effected pursuant to this Agreement hereof and other expenses, including attorney's fees incurred by the selling holders shall be borne by such holder thereof, in proportion to the number of shares of Common Stock sold by such holder.

      (f)   Indemnification.

            a. The Company shall indemnify and hold harmless any selling holder of Registrable Stock, as well as any of such holder's officers, employees, shareholders, partners, affiliates and agents, and any Person who controls any of the foregoing persons within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 4(e) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws as to which the Company has received timely notice pursuant to subsection 4(e). The Company shall pay (after receipt of appropriate documentation) such selling holder, officers, employees, shareholders, partners, affiliates and agents, or any Person who controls any of the foregoing persons within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act for any legal or any other out-of-pocket expenses reasonably incurred, as and when incurred, by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any shares of Common Stock in reliance upon and in conformity with written information furnished to the Company by such selling holder for use in the preparation thereof.

            b. Before shares of Common Stock held by any Investor shall be included in any registration statement filed pursuant to this Agreement, such Investor and any underwriter acting on its behalf, severally and not jointly, shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, and its officers, employees, shareholders, affiliates, agents, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, but only with respect to any untrue statement or alleged untrue statement of a material fact or omission to state a material fact from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.


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            c. Promptly after receipt by an  indemnified  party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. Failure to provide such notice shall not release an indemnifying party from its obligations hereunder except to the extent that such failure shall have prejudiced the indemnifying party. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, there is an actual or potential conflict of interest between the indemnified and the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the reasonable fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 6; provided, however, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the offering received by such Investor. The indemnified party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party or parties, which consent shall not be unreasonably withheld. No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of such indemnified party, consent to entry of any judgment or
enter  into  any  settlement   unless  (a)  such   settlement   includes  as  an
unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation, (b) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party and (c) the sole relief provided is monetary damages that are paid in full by the indemnifying party.

            d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of shares of Common Stock or Registrable Stock exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such holders in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all shares of Common Stock sold by it pursuant to such registration statement, and (ii) no person or entity who is guilty of fraudulent misrepresentation, within the meaning of Section 12(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

      (g) Reporting Requirements Under the Exchange Act. The Company agrees to file timely such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. The Company forthwith upon request agrees to furnish to any holder of Registrable Stock (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other reports and documents filed by the Company with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 7 are (a) to enable any such holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act should such holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (b) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company agrees to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3.

      (h) Shareholder Information. The Company may request each holder of Preferred Stock, Warrants or Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to such holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each holder of Registrable Stock as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

      (i) Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

      (j) Termination of Rights. The rights of the holders to register shares of Common Stock pursuant to this Agreement, and the Company's obligations to effect such registration shall terminate as to all of the Company's obligations hereunder on the date on which all shares of Registrable Stock have been registered and sold under applicable federal and state securities laws; provided, however, that the provisions of Section 6 hereof shall survive until the expiration of the applicable statute of limitations.

      (k) Granting of Registration Rights. The Company shall not grant any registration rights inconsistent with those granted hereunder or that give any security holder a position with respect to the underwriter's cut-back option that is superior to the Investors' position as granted herein, without the consent of all of the holders of the Registrable Stock (voting together as a single class).

      (l)   Miscellaneous.

            (i) Waivers and Amendments. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, except pursuant to a written consent of all the holders of the Registrable Stock.

            (ii) Rights of Holders Inter Se. Each holder shall have the absolute right to exercise or refrain from exercising any right or rights which such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder of holders with respect to exercising or refraining from exercising any such right or rights.

            (iii) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and addressed to the party to be notified at the address or facsimile number indicated for such party set forth on Schedule 1 hereto or, in the case of the Company, at 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401, attention Daniel Osborne, Chief Accounting Officer, or at such other address as any Investor or the Company may designate by giving ten (10) days advance written notice to all other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified or (ii) delivery by overnight courier to the party to be notified or (iii) on the fifth (5th) business day following deposit with the United States Post Office, by registered or certified mail, postage prepaid or (iv) delivery via facsimile and confirmation generated by the sender's facsimile machine.

            (iv) Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

            e. Successors. All the covenants and provisions of this Agreement shall be binding upon, and inure to the benefit of, the Company, the Investors and their respective successors and assigns.

            f Headings. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

            g. Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

            h. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                              THE COMPANY:

                              ABLE TELCOM HOLDING CORP.


                              By: /s/William J. Mercurio
                              -------------------------------------------------
                              Name: William J. Mercurio
                                    Title:President and Chief Executive Officer



                              INVESTORS:


                              CREDIT SUISSE FIRST BOSTON CORPORATION


                              By:______________________________________________
                                    Name:
                                    Title:


                              SILVERTON INTERNATIONAL FUND LIMITED



                              By:______________________________________________
                                    Name:
                                    Title:

                                   SCHEDULE 1

                                    INVESTORS



                                                  Number of
                                                   Shares
                                                  of Common
                            Shares of Series A      Stock
                             Stock Purchased     Subject to
Investor                                           Warrant
--------                                           -------

Credit Suisse First Boston
Corporation
11 Madison Avenue
3rd Floor
New York, NY  10010                     500          100,000
Facsimile No. (212) 325-8102
Silverton International
Fund Limited
129 Front Street
Hamilton HM12 Bermuda                   500          100,000
Facsimile No. (203) 625-8676



                    TOTALS:           1,000          200,000

=========================== =================  ===============